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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  April 7, 1997



                           NRG Generating (U.S.) Inc.
               (Exact name of Registrant as Specified in Charter)



          Delaware                1-9208                 59-2076187
      (State or other        (Commission File           (IRS Employer
      jurisdiction of             Number)          Identification Number)
       incorporation)
                                   ___________

  1221 Nicollet Mall, Minneapolis, Minnesota                 55403
  (Address of principal executive offices)                (Zip Code)


  Registrant's telephone number, including area code (612) 373-8834


  (Former name or former address, if changed since last report)


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ITEM 5.  Other Events.

    On April 7, 1997, NRG Generating (U.S.) Inc. (the "Company") announced that Robert T. Sherman, Jr., has been selected as President and Chief Executive Officer of the Company. Sherman is currently a senior officer at a major independent electric power producer in Houston, Texas, and will join the Company in May.

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    Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NRG GENERATING (US.) INC.


                               /s/  Timothy P. Hunstad
                               By:  Timothy P. Hunstad
                               Vice President and Chief Executive Officer


Date:  April 7, 1997

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